                          SUBSCRIPTION AGREEMENT-ss.74(2)(4)

THIS AGREEMENT MADE EFFECTIVE AS OF THE __ DAY OF MAY, 2000 (the "Effective Date").

BETWEEN:

         ANTHEM RECORDING WEST, INC.

         (the "Company")

AND:

         THE PARTY NAMED AS PURCHASER BELOW

         (the "Purchaser")

WHEREAS:

A. The Purchaser wishes to subscribe for 1,000,000 units (each, a "Unit"), where each Unit consists of one common share (each, a "Share") and one-half of one non-transferable share purchase warrant (each whole warrant is a "Warrant"), of the Company (together, the "Securities");

B. It is the intention of the parties to this Agreement that this subscription will be made pursuant to appropriate exemptions (the
"Exemptions") from the registration and prospectus or equivalent requirements of all rules, policies, notices, orders and legislation of any kind whatsoever (collectively the "Securities Rules") of all jurisdictions applicable to this subscription;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged, the parties covenant and agree with each other (the
"Agreement") as follows:

1.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

1.1 The Purchaser represents and warrants to the Company, and acknowledges that the Company is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable Securities Rules, that:

    (a) the Purchaser is purchasing a sufficient number of Securities such that the aggregate acquisition cost to the Purchaser of such Securities is not less than $97,000, if the Purchaser is a resident of British Columbia, Alberta, Manitoba, New Brunswick, Prince Edward Island, Newfoundland or an International Jurisdiction, or $150,000 if the Purchaser is a resident of Saskatchewan, Ontario, Quebec or Nova Scotia, and the Purchaser is:

         (i) purchasing such Securities as principal for its own account and not for the benefit of any other person; or

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         (ii)    deemed to be acting as principal by virtue of it being:

                 A. a trust company or insurer which is authorized to carry on business in B.C. under the FINANCIAL INSTITUTIONS ACT (British Columbia) and which is acting as agent or trustee for accounts that are fully managed by it within the meaning of ss. 74(1)(a) of the SECURITIES ACT (British Columbia (the "Act") and NIN #97/11 issued by the B.C. Securities Commission (the "Commission"); or

                 B. a portfolio manager within the meaning of ss. 1(1) of the Act which is carrying on business in B.C. and which is registered or exempt from registration under the Act and which is acting as agent for accounts that are fully managed by it within the meaning of ss. 74(1)(b) of the Act and NIN #97/11; or

                 C. a trust company, insurer or portfolio manager within the meaning of BOR #97/4 issued by the Commission which is acting, in the case of a trust company or insurer, as agent or trustee or, in the case of a portfolio manager, as agent, for accounts that are fully managed by it within the meaning of BOR #97/4 and NIN #97/11;

                 and the Purchaser is also deemed to be acting as principal under the analogous provisions of any other Securities Rules having application;

    (b) the Purchaser has not been formed, created, established or incorporated for the purpose of permitting the purchase of the Securities without a prospectus by groups of individuals whose individual share of the aggregate acquisition cost for such Securities is less than $97,000, if the beneficial purchaser is a resident of British Columbia, Alberta, Manitoba, New Brunswick, Prince Edward Island, Newfoundland or an International Jurisdiction, or $150,000 if the beneficial purchaser is a resident of Saskatchewan, Ontario, Quebec or Nova Scotia;

    (c) if the Purchaser is resident of an "International Jurisdiction" (which means a country other than Canada or the United States) then:

         (i) the Purchaser is knowledgeable of, or has been independently advised as to, the applicable Securities Rules of the International Jurisdiction which would apply to this subscription, if there are any;

        (ii) the Purchaser is purchasing the Securities pursuant to Exemptions under the Securities Rules of that International Jurisdiction or, if such is not applicable, the Purchaser is permitted to purchase the Securities under the applicable Securities Rules of the International Jurisdiction without the need to rely on Exemptions; and

       (iii) the applicable Securities Rules do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and


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                 the Purchaser will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii) and (iii) above to the satisfaction of the Company, acting reasonably;

    (d) the Purchaser acknowledges that the Company is relying on the Exemptions in order to complete the trade and distribution of the Securities and the Purchaser is aware of the criteria of the Exemptions to be met by the Purchaser, including those referred to in the Form 20A attached hereto and, if applicable, the Purchaser meets those criteria;

    (e) the Purchaser acknowledges that because this subscription is being made pursuant to the Exemptions:

         (i) the Purchaser is restricted from using certain of the civil remedies available under the applicable Securities Rules;

        (ii) the Purchaser may not receive information that might otherwise be required to be provided to the Purchaser under the applicable Securities Rules if the Exemptions were not being used; and

       (iii) the Company is relieved from certain obligations that would otherwise apply under the applicable Securities Rules if the Exemptions were not being used;

    (f) the Securities are not being subscribed for by the Purchaser as a result of any material information about the Company's affairs that has not been publicly disclosed;

    (g) the offer and sale of these Securities was not accompanied by an advertisement and the Purchaser was not induced to purchase these Securities as a result of any advertisement made by the Company;

    (h) if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate, trust or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Company executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Purchaser, any constating documents of the Purchaser or any agreement to which the Purchaser is a party or by which the Purchaser is bound;

    (i) the Purchaser is not, and was not at any time that it purchased the Securities or received an offer to purchase the Securities pursuant to this subscription, a "U.S. Person" as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), which definition includes, but is not limited to, an individual


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

        resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. person, and any partnership or corporation organized or incorporated under the laws of the United States;

    (j) the Purchaser did not receive any term sheet, subscription form or other offering materials in connection with this subscription in the United States, and did not execute or deliver any such subscription form or other materials in the United States;

    (k) no offers of Securities were made by any person to the Purchaser while the Purchaser was in the United States; and

    (l) the Purchaser is not acquiring Securities, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States.

1.2 The Company represents and warrants to the Purchaser, and acknowledges that the Purchaser is relying on these representations and warranties in entering into this Agreement, that:

    (a) the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of California;

    (b) the Company is not a reporting issuer in British Columbia and any Securities issued to the Purchaser will be subject to an indefinite hold period in British Columbia unless an exemption from the registration and prospectus requirements of the Securities Act is available. Such an exemption may not be available;

    (c) the Company's subsidiaries (the "Subsidiaries"), if any, are valid and subsisting corporations and in good standing under the laws of the jurisdictions in which they were incorporated;

    (d) the common shares of the Company are eligible for quotation on the N.A.S.D. OTC Bulletin Board ("OTC");

    (e) upon their issuance, the Shares will be validly issued and outstanding fully paid and non-assessable common shares of the Company registered as directed by the Purchaser, free and clear of all trade restrictions (except as may be imposed by operation of the applicable Securities Rules) and, except as may be created by the Purchaser, liens, charges or encumbrances of any kind whatsoever;

    (f) upon their issuance, the Warrants will be validly created, issued and outstanding, registered as directed by the Purchaser, and, upon their issuance, the shares issued on the exercise of the Warrants will be validly issued and outstanding fully paid and non-assessable common shares of the Company registered as directed by the Purchaser, and both will be free and clear of all trade restrictions (except as may be imposed by operation of the applicable Securities Rules) and, except as may be created by the Purchaser, liens, charges or encumbrances of any kind whatsoever;

    (g) the Company and its Subsidiaries, if any, hold all licences and permits that are required for carrying on their business in the manner in which such business has been carried on and the Company and its Subsidiaries, if any, have the corporate power and capacity to own the assets owned by them and to carry on the business carried on by them and they


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

        are duly qualified to carry on business in all jurisdictions in which they carry on business;

    (h) all prospectuses, exchange offering prospectuses, offering memoranda, filing statements, information circulars, material change reports, shareholder communications, press releases and other disclosure documents of the Company including, but not limited to, financial statements, contain no untrue statement of a material fact as of the date thereof nor do they omit to state a material fact which, at the date thereof, was required to have been stated or was necessary to prevent a statement that was made from being false or misleading in the circumstances in which it was made;

    (i) to the best of its knowledge, and except as publicly disclosed, there are no material actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Company or its Subsidiaries, if any, at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and, to the best of the Company's knowledge, there is no basis therefor;

    (j) the Company has good and sufficient right and authority to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

    (k) to the best of its knowledge, the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the completion of its transactions contemplated under this Agreement will not conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, the constating documents of the Company or any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which the Company is a party or by which it is bound, or any judgment or order of any kind whatsoever of any Court or administrative body of any kind whatsoever by which it is bound.

2.      SUBSCRIPTION

2.1 The Purchaser hereby subscribes the subscription funds (the "Subscription Funds") referred to below for and agrees to take up the units (a "Unit" or the "Units") referred to below, where each Unit consists of one common share (a "Share" or the "Shares") with a par value of U.S. $0.01 in the capital stock of the Company and one-half of one non-transferable share purchase warrant (a "Warrant" or the "Warrants"), at a price of U.S. $7.50 per Unit. Each whole Warrant will entitle the Purchaser to subscribe for one additional common share of the Company at a price of U.S. $7.50 per share at any time up to 5:00 p.m. local time in Vancouver, B.C. on the first anniversary of the Closing Date, and thereafter at a price of U.S. $10.00 per share at any time up to 5:00 p.m. local time on the second anniversary of the Closing Date.

2.2 On or before the 16th day of May, 2000, the Purchaser shall deliver the Subscription Funds for the Securities subscribed for in the form of solicitor's trust cheque, certified cheque, bank draft, money order or wire transfer payable to "Campney & Murphy In Trust" as the solicitors for and on behalf of the Company. The Company will be entitled to use the Subscription Funds immediately upon the issuance of the certificates representing Securities to the Purchaser. The Purchaser hereby confirms that Campney & Murphy represents the Company and not the Purchaser, has recommended that the Purchaser obtain independent legal advice in respect of this Agreement, and upon the Company advising


                                       -5-
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Campney & Murphy that it has delivered such certificates, or instructed the
Company's stock transfer agent to deliver such certificates, to the Purchaser, Campney & Murphy is hereby authorized and directed to release and deliver the Subscription Funds to the Company without prior notice to, consent of or action by the Purchaser.

3.       COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS

3.1      The Purchaser covenants and agrees with the Company to:

    (a) concurrent with the execution of this Agreement, if the Purchaser is an individual (which means a natural person, but does not include a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or a natural person in his capacity as a trustee, executor, administrator or personal or other legal representative), fully complete and execute the Form 20A scheduled to this Agreement; and

    (b) hold and not sell, transfer or in any manner dispose of the Shares comprising the Units unless the sale, transfer or disposition is made in accordance with all applicable Securities Rules.

3.2 The Purchaser acknowledges and agrees that the Shares comprising the Units and any shares acquired on the exercise of the Warrants comprising the Units will be subject to such trade restrictions as may be imposed by operation of the applicable Securities Rules, and the shares certificate or certificate representing the Shares comprising the Units and any shares acquired on the exercise of the Warrants comprising the Units will bear such legends as may be required by the applicable Securities Rules. The Purchaser further acknowledges and agrees that it is the Purchaser's obligation to comply with the trade restrictions in all of the applicable jurisdictions and the Company offers no advice as to those trade restrictions.

3.3      The Purchaser acknowledges that:

    (a)  the Securities have not been registered under the U.S> Securities
         Act and are "restricted securities" within the meaning of Rule 144 under the U.S. Securities and may only be resold in accordande with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from such registration. The Purchaser understands that the company has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities.

    (b) hedging transaction involving the Securities may not be conducted unless in compliance wiht the U.S. Securities Act.

    (c) there may be material tax consequence to the Purchaser of an acquistion or disposition of Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the Purchaser's acquistion or disposition of such securities.

    (d) the certificates evidencing the Securities issued in this subscription will bear a legend in substantially the following form:


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

         "THE SECURITIES RESPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 1933 ACT"), AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT THAT IS THEN APPLICABLE TO THE SHARES, AS TO WHICH A PRIOR OPINION OF COUNSEL MAY BE REQUIRED BY THE ISSUER OR THE TRANSFER AGENT. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH REGULATIONS OF THE 1933 ACT"

    (e) the Company is required to refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from such registration; and

    (f) any person who exercise a Warrant will be required to provide to the Company either:

         (i) written certification that it is not a U.S. Person and that such Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of, a U.S. Person; or

         (ii) a written opinion of counsel or other evidence satisfactory to the Company to the effect that the Warrants and the common shares issuable on the exercise of the Warrants have been registered under the 1933 Act and applicable state securities laws or are exempt from registration thereunder.

3.4 The Company covenants and agrees with the Purchaser to file the documents mecessary to be filed under the applicable Securities Rules, including Forms 20 (or the forms equivalent thereto), within the required time.

4.       CLOSING

4.1 The completion of the subscription contemplated under this Agreement shall occur on or before May 23, 2000 (the "Closing Date"). No later than the Closing Date, the Company shall deliver, or instruct the Company's stock transfer agent to deliver, to the Purchaser, a share certificate or certificates representing the Shares and a warrant certificate or certificates representing the Warrants comprising the Units to the Purchaser as provided for below by the Puchaser. Upon the Company advising campney & Murphy that it has delivered, or instructed the Compnay's stock transfer agent to deliver, these documents to the Purchaser. Campney & Murphy is authorized and directed by the parties hereto to release and deliver the Subscription Funds to the Company without prior notice to, consent of or action by the Purchaser.

5.       GENERAL

5.1      For the purposes of this Agrement, time is of the essence.


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5.2       The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may, either before or after the excution of this Agreement, be resonably required to carry out the full intent and meaning of this Agreemen.

5.3 This Agreement shall be subject to, governed by and construed in accordance with the laws of British Columbia.

5.4       This Agreement may not be assinged by either party hereto.

5.5 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each o fwhich so signed shall be deemed to be an original, and all such counterparts togetther shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this written Agreement effective as of the Effective Date.

ANTHEM RECORDING WEST, INC.

Per:     [ILLEGIBLE]
     ----------------------------------------                  [SEAL]
     Authorized Signatory

TO BE COMPLETED BY THE PURCHASER:

A. Name and Address (Note: Cannot be a U.S. address) The name and address ( to establish the Purchaser's jurisdiction of residence for the purpose of determining the applicable Securities Rule(s) of the purchaser (the "Purchaser") is as follows:

                      Name             Innovative Finance Limited

                      Street Address   TrustNet Chambers
                                       Box 3444
                                       Road Town, Tortola
                      Country          British Virgin Island


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

B. Registration Instruction (Note: Cannot be a U.S. Address) The name and address of the person in whose name the Purchaser's Securities are to be registered is as follows (if the name and address is the same as was inserted in paragraph A above, then insert "N/A"):

                                          N/A
                             -------------------------------
                             Name

                             -------------------------------
                             Street Address

                             -------------------------------

                             -------------------------------
                             City and Province

                             -------------------------------
                             Country

                                    ------------------------
                                    Postal Code

C. Delivery Instructions (Note: Cannot be a U.S. Address) The name and address of the person to whom the certificates representing the Purchaser's Securities referred to in Paragraph A above are to be delivered is as follows (If the name and address is the same as was inserted in paragraph A above, then insert "N/A"):

                                                              N/A
                             -------------------------------
                             Name

                             -------------------------------
                             Street Address

                             -------------------------------


                             -------------------------------
                             City and Province

                             -------------------------------
                             Country

                                    ------------------------
                                    Postal Code


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D.        Subscription Amount The minimum is Cdn. $97,00 if the Purchaser is a resident (as per the address in paragraph A above) of British Columbia, Alberta, Manitoba, New Brundswick, Prince Edward Island, Newfoundland or an International Jurisdiction, or Cdn. $150,000 if the Purchaser is a resident of Saskatchewan, Ontario, Quebec or Nova Scotia.:

                  Subscription Funds:                U.S. $7,500,000.00

                  Number of Securities:              1,000,000 Units.


                  Note: The number of Securities must equal the Subscription Funds divided by price of U.S. $7.50 per Security.


TO BE COMPLETED AND SIGNED BY THE PURCHASER:

Innovative Finance Limited
--------------------------------------------------
Name of the "Purchaser" - use the name inserted in paragraph A above.

Per:

                  [ILLEGIBLE]
                  --------------------------
                  Signature of Purchaser

                  Director
                  ---------------------------
                  Title (if applicable)


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